SECURITIES AND EXCHANGE COMMISSION
                   Washington, D.C. 20549

                          FORM 8-K/A

                       CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                     September 23, 2018
                       Date of Report
              (Date of Earliest Event Reported)

                        EMAGINOS, INC.
(Exact Name of Registrant as Specified in its Charter)

Delaware                000-55736                       81-4664656
(State or other     (Commission File Number)         (IRS Employer
jurisdiction					    Identification No.)
of incorporation)

                 13428 Maxella Avenue, #144
              Marina Del Rey, California 90292
      (Address of principal executive offices) (zip code)

                        571-921-4200
(Registrant's telephone number, including area code


	ITEM 1.02 TERMINATION OF MATERIAL DEFINITIVE AGREEMENT.

      This Form 8-K/A amends the report on Form 8-K filed by Emaginos, Inc. (the "Company") on September 26, 2018.

	Prior to the final effectiveness of the merger of Emaginos, Inc., a private Virginia company, with and into the Company, the Board of Directors of the Company determined that it was in the best interest of the Company not to proceed with the merger. As such Emaginos, Inc., Virginia, continues as a company in the Commonwealth of Virginia.

        ITEM 8.01 OTHER EVENTS

	On January 18, 2017, the Company filed a Form 10 to register a class of its securities under the Securities Exchange Act by which the Company becamea public reporting company. The Company intends to file a Form 15-12g to terminate the registration of such class of securities under Section 12(g) of the Securities Exchange Act.


                              SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunder duly authorized.

                              EMAGINOS, INC.


				/s/ Allan Jones
				----------------------------
                              	Allan Jones
                            	President

Date: November 5, 2018